Exhibit 19.6


 Ford Credit Auto Owner Trust 2000-F
  Monthly Servicing Report

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
  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               2

  I. ORIGINAL DEAL PARAMETERS
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $2,999,599,993.73              205,646

  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $906,000,000.00         0.060%                   August 15, 2003
   Class A-2 Notes                                                  701,000,000.00         6.560%                      May 15, 2004
   Class A-3 Notes                                                  520,000,000.00         6.580%                 November 15, 2004
   Class A-4 Notes                                                  343,000,000.00         0.100%                      May 15, 2005
   Class A-5 Notes                                                  159,722,000.00         0.120%                  October 15, 2005
   Class B Notes                                                     97,397,000.00         7.000%                    March 15, 2006
   Class C Certificates                                              55,656,000.00         7.240%                     July 15, 2006
   Class D Certificates                                              55,656,000.00         9.000%                    April 15, 2008
                                                                     -------------
      Total                                                      $2,838,431,000.00





  II. COLLECTIONS

  Interest:                                                     Simple Interest Loans       Precomputed Loans                Total
  Interest Collections                                                 $17,601,719.48               $2,174.82        $17,603,894.30
  Repurchased Loan Proceeds Related to Interest                              9,437.81                    0.00              9,437.81
                                                                             --------                    ----              --------
      Total                                                            $17,611,157.29               $2,174.82        $17,613,332.11


  Servicer Advances:
  Principal Advances                                                            $0.00                 $694.70                $694.70
  Interest Advances                                                      3,275,262.87                  154.11           3,275,416.98
                                                                         ------------                  ------           ------------
      Total                                                             $3,275,262.87                 $848.81          $3,276,111.68


  Principal:
  Principal Collections                                                $59,951,407.38               $8,791.79        $59,960,199.17
  Prepayments in Full                                                   28,027,037.55                    0.00         28,027,037.55
  Prepayments in Full Due to Administrative Repurchases                          0.00                    0.00                  0.00
  Repurchased Loan Proceeds Related to Principal                         1,689,330.18                    0.00          1,689,330.18
  Payahead Draws                                                                 0.00                2,535.58              2,535.58
                                                                                 ----                --------              --------
      Total                                                            $89,667,775.11              $11,327.37        $89,679,102.48

  Liquidation Proceeds                                                                                                   $38,113.61
  Recoveries from Prior Month Charge-Offs                                                                                      0.00
                                                                                                                               ----
      Total Principal Collections                                                                                    $89,717,216.09


  Principal Losses for Collection Period                                                                                 $99,962.09
  Total Regular Principal Reduction                                                                                  $89,779,759.27


  Total Collections                                                                                                 $110,606,659.88

  Ford Credit Auto Owner Trust 2000-F
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               2

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  Total Collections                                                                                                 $110,606,659.88
  Net Monthly Swap Receipt for VPTN's                                                                                          0.00
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Interest Funding Account Interest Received                                                                                   0.00
  VPTN Issuance Proceeds                                                                                                       0.00
  Accumulation Account Draw                                                                                                    0.00
                                                                                                                               ----
      Total Available for Distribution to Noteholders and                                                           $110,606,659.88

  IV. DISTRIBUTIONS
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
    Total Amount                              $2,511,054.20        $2,511,054.20                $0.00
    Amount per $1,000 of Original Balance              0.88                 0.88                 0.00
  Net Swap Payment for VPTN's                         $0.00

                                                                                                                          Change in
  Monthly Fixed Rate Int Dist:         Amount Due         Amount Paid            Shortfall Carryover Shortfall  Carryover Shortfall
   Class A1 Notes                    $4,977,337.50        $4,977,337.50               $0.00                $0.00              $0.00
   Class A2 Notes                     3,832,133.33         3,832,133.33                0.00                 0.00               0.00
   Class A3 Notes                     2,851,333.33         2,851,333.33                0.00                 0.00               0.00
   Class A4 Notes                     1,900,934.58         1,900,934.58                0.00                 0.00               0.00
   Class A5 Notes                       890,250.50           890,250.50                0.00                 0.00               0.00
   Class B Notes                        568,149.17           568,149.17                0.00                 0.00               0.00
                                        ----------           ----------                ----                 ----               ----
      Total                         $15,020,138.41       $15,020,138.41               $0.00                $0.00              $0.00
  Certificateholders
   Class C Certificates                $335,791.20          $335,791.20               $0.00                $0.00              $0.00
   Class D Certificates                 417,420.00           417,420.00                0.00                 0.00               0.00
                                        ----------           ----------                ----                 ----               ----
      Total                            $753,211.20          $753,211.20               $0.00                $0.00              $0.00
  Variable Pay Term Note
   Variable Pay Term Note 1                  $0.00                $0.00               $0.00                $0.00              $0.00
   Variable Pay Term Note 2                  $0.00                $0.00               $0.00                $0.00              $0.00
   Variable Pay Term Note 3                  $0.00                $0.00               $0.00                $0.00              $0.00
   Variable Pay Term Note 4                  $0.00                $0.00               $0.00                $0.00              $0.00
   Variable Pay Term Note 5                  $0.00                $0.00               $0.00                $0.00              $0.00
                                             -----                -----               -----                -----              -----
      Total                                  $0.00                $0.00               $0.00                $0.00              $0.00

  Total Note Monthly Interest:      $15,020,138.41       $15,020,138.41               $0.00                $0.00              $0.00

  Total Note and Cert Mthly Int:    $15,773,349.61       $15,773,349.61               $0.00                $0.00              $0.00

                                                                                                                          Change in
  Quarterly Interest Distributions:    Amount Due         Amount Paid            Shortfall Carryover Shortfall  Carryover Shortfall
   Class A1 Notes                            $0.00                $0.00               $0.00                $0.00              $0.00
   Class A4 Notes                             0.00                 0.00                0.00                 0.00               0.00
   Class A5 Notes                             0.00                 0.00                0.00                 0.00               0.00
  Total Note Quarterly  Interest:            $0.00                $0.00               $0.00                $0.00              $0.00

  Ford Credit Auto Owner Trust 2000-F
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               2

  Principal Distribution Amounts
   First Priority Distribution Amount                           $0.00
   Second Priority Distribution Amount                           0.00
   Regular Principal Distribution Amount                92,322,256.07
                                                        -------------
      Principal Distribution Amount                    $92,322,256.07
  Noteholder Principal
   Class A1 Notes                                               $0.00
   Class A2 Notes                                                0.00
   Class A3 Notes                                                0.00
   Class A4 Notes                                                0.00
   Class A5 Notes                                                0.00
   Class B Notes                                                 0.00
                                                                 ----
      Total Note Principal Paid                                 $0.00

  Certificateholder Principal
   Class C Certificates                                         $0.00
   Class D Certificates                                          0.00
                                                                 ----
      Total Certificate Principal Paid                          $0.00

  Variable Pay Term Note Distributions:
   Variable Pay Term Note 1                                     $0.00
   Variable Pay Term Note 2                                     $0.00
   Variable Pay Term Note 3                                     $0.00
   Variable Pay Term Note 4                                     $0.00
   Variable Pay Term Note 5                                     $0.00
                                                                -----
      Total Variable Pay Term Note Principal Paid               $0.00

  Total Note and Certificate Principal Paid:                    $0.00

  Deposit to Reserve                                            $0.00
  Reinvestment in New Loans                            $97,565,568.80
  Deposit to Accumulation Account                               $0.00
  Collections Released to Servicer                              $0.00


  V. DISTRIBUTION PER $1,000 OF ORIGINAL
                                                                         Principal                Interest                  Total
                                                                      Distribution            Distribution            Distribution
  Class A1 Notes                                                              $0.00                   $5.49                   $5.49
  Class A2 Notes                                                               0.00                    5.47                    5.47
  Class A3 Notes                                                               0.00                    5.48                    5.48
  Class A4 Notes                                                               0.00                    5.54                    5.54
  Class A5 Notes                                                               0.00                    5.57                    5.57
  Class B Notes                                                                0.00                    5.83                    5.83
                                                                               ----                    ----                    ----
      Total Notes                                                             $0.00                   $5.51                   $5.51

  Class C Certificates                                                        $0.00                   $6.03                   $6.03
  Class D Certificates                                                         0.00                    7.50                    7.50
                                                                               ----                    ----                    ----
      Total Certificates                                                      $0.00                    $6.77                  $6.77

Ford Credit Auto Owner Trust 2000-F
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               2

  Variable Pay Term Note 1                                                    $0.00                   $0.00                   $0.00
  Variable Pay Term Note 2                                                    $0.00                   $0.00                   $0.00
  Variable Pay Term Note 3                                                    $0.00                   $0.00                   $0.00
  Variable Pay Term Note 4                                                    $0.00                   $0.00                   $0.00
  Variable Pay Term Note 5                                                    $0.00                   $0.00                   $0.00
                                                                              -----                   -----                   -----

      Total Variable Pay Term Notes                                           $0.00                   $0.00                   $0.00

  Total Notes and Certificates:                                               $0.00                   $5.56                   $5.56

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
                                                  Beginning of Period                                End of Period
                                                     Balance       Pool Factor                       Balance       Pool Factor
  Aggregate Balance of Notes                $2,727,119,000.00       1.0000000                $2,727,119,000.00      1.0000000
  Class A1 Notes                               906,000,000.00       1.0000000                   906,000,000.00      1.0000000
  Class A2 Notes                               701,000,000.00       1.0000000                   701,000,000.00      1.0000000
  Class A3 Notes                               520,000,000.00       1.0000000                   520,000,000.00      1.0000000
  Class A4 Notes                               343,000,000.00       1.0000000                   343,000,000.00      1.0000000
  Class A5 Notes                               159,722,000.00       1.0000000                   159,722,000.00      1.0000000
  Class B Notes                                 97,397,000.00       1.0000000                    97,397,000.00      1.0000000
  Class C Certificates                          55,656,000.00       1.0000000                    55,656,000.00      1.0000000
  Class D Certificates                          55,656,000.00       1.0000000                    55,656,000.00      1.0000000
  Variable Pay Term Note 1                               0.00       0.0000000                             0.00      0.0000000
  Variable Pay Term Note 2                               0.00       0.0000000                             0.00      0.0000000
  Variable Pay Term Note 3                               0.00       0.0000000                             0.00      0.0000000
  Variable Pay Term Note 4                               0.00       0.0000000                             0.00      0.0000000
  Variable Pay Term Note 5                               0.00       0.0000000                             0.00      0.0000000
                                                         ----       ---------                             ----      ---------
      Total                                 $2,838,431,000.00       1.0000000                $2,838,431,000.00      1.0000000

  Portfolio Information
  Weighted Average Coupon (WAC)                           8.30%                                          8.31%
  Weighted Average Remaining Maturity                     46.24                                          45.42
  Remaining Number of Receivables                       210,023                                        213,946
  Portfolio Receivable Balance                $3,013,265,039.43                              $3,021,050,848.96
  Monthly Pool Balance                           $88,068,454.69                                 $89,779,759.27



  VII. OVERCOLLATERALIZATION INFORMATION
  Specified Overcollateralization Amount                                                                             $15,212,508.52
  Specified Credit Enhancement Amount                                                                                $30,210,508.49
  Yield Supplement Overcollateralization Amount                                                                     $213,907,050.29
  Target Level of Overcollateralization                                                                             $229,119,558.81

Ford Credit Auto Owner Trust 2000-F
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               2

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  Beginning Reserve Account Balance                                                                                  $14,997,999.97
  Specified Reserve Account Balance                                                                                   14,997,999.97
  Reserve Release Amount                                                                                                       0.00
  Reserve Account Draws                                                                                                        0.00
  Reserve Account Deposits Made                                                                                                0.00
                                                                                                                               ----
  Ending Reserve Account Balance                                                                                     $14,997,999.97
  Change in Reserve Account Balance                                                                                           $0.00

  Ratio of Reserve Account to Specified Reserve Account Balance
  Early Amortization Trigger: Reserve Account Balance less than 75% Specified Reserve Account Balance for Three Consecutive Months
   Second Preceding Collection Period                                                                                         0.00%
   Preceding Collection Period                                                                                              100.00%
   Current Collection Period                                                                                                100.00%


  IX. RECONCILIATION OF INTEREST FUNDING ACCOUNT
  Beginning Interest Funding Account Balance                                                                          $4,920,064.31
  Monthly Deposits from Available Funds                                                                               12,688,586.89
  Quarterly Net Swap Receipt Deposit                                                                                           0.00
  Quarterly Net Swap Payment Withdrawal                                                                                        0.00
  Quarterly Interest Paid                                                                                                      0.00
                                                                                                                               ----
  Ending Interest Funding Account Balance                                                                            $12,688,586.89
  Change in Interest Funding Account Balance                                                                          $7,768,522.58

  Memo:  Cumulative A-1 Swap Receipt not required to be paid                                                                  $0.00
         Cumulative A-1 Swap Payment not required to be paid                                                          $4,673,427.35
         Cumulative A-4 Swap Receipt not required to be paid                                                                  $0.00
         Cumulative A-4 Swap Payment not required to be paid                                                          $1,777,322.15
         Cumulative A-5 Swap Receipt not required to be paid                                                                  $0.00
         Cumulative A-5 Swap Payment not required to be paid                                                            $831,455.51




  X. RECONCILIATION OF ACCUMULATION ACCOUNT
  Beginning Accumulation Account Balance                                                                                      $0.00
  Accumulation Account Interest                                                                                                0.00
  Deposit to Accumulation Account                                                                                              0.00
  Release of Accumulated Balance                                                                                               0.00
                                                                                                                               ----
  Ending Accumulation Account Balance                                                                                         $0.00
  Change in Accumulation Account Balance                                                                                      $0.00

  Ratio of Accumulation Account Balance to Principal Receivables                                                              0.00%
  Accumulation Account Balance early Amortization Trigger %                                                                   1.00%

  Ford Credit Auto Owner Trust 2000-F
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               2

  XI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY                                                                              Total
  ---------------------------------------------
  Liquidation Proceeds                                                                                                   $38,113.61
  Recoveries from Prior Month Charge-Offs                                                                                     $0.00
  Total Losses for Collection Period                                                                                    $150,116.27
  Charge-off Rate for Collection Period                                                                                       0.05%
  Cumulative Net Losses for all Periods                                                                                 $179,283.17

                                                                                  Total                                     Total
  Delinquent Receivables:                                                # of Contracts                                    Amount
  31-60 Days Delinquent                                                              899                             $12,585,570.38
  61-90 Days Delinquent                                                               13                                $173,711.24
  91-120 Days Delinquent                                                               1                                  $9,154.34
  Over 120 Days Delinquent                                                             1                                 $20,041.59

  Repossesion Inventory                                                               26                                $400,825.78


  Ratio of Net Losses to the Average Pool
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0269%
  Current Collection Period                                                                                                 0.0445%
  Three Month Average                                                                                                       0.0000%
  Trigger                                                                                                                     2.50%


  Ratio of 60+ Delinquent Contracts to Outstanding
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0049%
  Current Collection Period                                                                                                 0.0072%
  Three Month Average                                                                                                       0.0000%
  Trigger                                                                                                                     2.25%

  Ford Credit Auto Owner Trust 2000-F
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               2

  Worksheet Information

  Servicer Advances                                               Simple Interest Loans                          Precomputed Loans
  Beginning Servicer Advances                                              $3,259,888.74                                    $686.37
  New Advances                                                              3,243,412.13                                     848.81
  Servicer Advance Recoveries                                               1,775,478.49                                     685.67
                                                                            ------------                                     ------
  Ending Servicer Advances                                                 $4,727,822.38                                    $849.51

  Current Month Interest Advances for Prepaid Loans                           $31,850.74                                      $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                      $4,504.30
  Additional Payaheads                                                                                                        52.00
  Payahead Draws                                                                                                           3,016.78
                                                                                                                           --------
  Ending Payahead Account Balance                                                                                         $1,539.52



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